UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2014

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(801) 584-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated With Exit or Disposal Activities.

On December 1, 2014, Huntsman Corporation (the “Company”), announced its plans to implement a comprehensive restructuring program in its Pigments and Additives segment aimed at improving its long-term global competitiveness. The Company estimates that the planned restructuring will be implemented by the middle of 2016 and could result in approximately 900 job losses. The Company is also evaluating titanium dioxide capacity reduction options within the Pigments and Additives segment.

In connection with the restructuring, the Company anticipates that it will incur costs in the fourth quarter of 2014 of approximately $80 million related to severance and other termination benefits. The Company expects that it will incur additional costs related to the restructuring, but is unable in good faith to make a determination of such costs at this time.  The Company will file an amended report on Form 8-K after it makes a determination of an estimate of such costs as required by paragraphs (b), (c) and (d) of Item 2.05.

The foregoing contains statements that are not historical and are forward-looking statements. These statements are based on management’s current beliefs and expectations. The forward-looking statements are subject to uncertainty and changes in circumstances and involve risks and uncertainties that may affect the Company’s operations, markets, products, services, prices and other factors. Significant risks and uncertainties may relate to, but are not limited to, financial, economic, competitive, environmental, political, legal, regulatory and technological factors. For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update publicly any forward-looking statement, except as otherwise required by applicable laws.

On December 1, 2014, the Company issued a press release regarding the planned restructuring. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ KURT OGDEN
Kurt Ogden
Vice President, Investor Relations

Dated: December 5, 2014

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated December 1, 2014.